EXHIBIT 10.9 - PMR AND ASSOCIATES MANAGEMENT CONSULTING SERVICES AGREMEENT DATED JULY 1, 1999.
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    AGREEMENT OF MANAGEMENT CONSULTING SERVICES
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AGREEMENT dated this 1st day of July, 1999, by and between
The Auxer Group, Inc. (the "Company") having its principal place of business at 30 Galesi Drive, Wayne, NJ 07470 and
PMR and Associates, LLC (the "Consultant") having its principal place of business at 162 S. Santa Fe Road; Suite F-50, Encinitas, CA 92024.
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WHEREAS, The Company desires acquire the services of PMR and
Associates, LLC; and
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WHEREAS, PMR and Associates is a consultant with special
knowledge, skills and experience related to finance and
marketing;
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THEREFORE, it NOW agreed that in consideration of the mutual convenants and agreements hereinafter set forth, the parties hereto agree as follows:
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1.     Services
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The Consultant shall provide the following services:
     Assist in website development
     Assist in strategic acquisition development
     Assist in internet program development
     Assist in business and relationship development
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2.     Compensation & Terms
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     The Company shall grant the Consultant an option to
purchase a minimum of 1,000,000 (One Million Shares) of free trading shares of common stock of The Auxer Group, Inc at a purchase price of $0.13 (Thirteen Cents). This option to purchase stock will expire three (3) months from the date of this agreement.
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3.     Other Convenants
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2.1      The Company shall indemnify and hold harmless the
Consultant for any acts conducted by the Company relating to this agreement;
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2.2       The Consultant shall indemnify and hold harmless
the Company for any acts conducted by the Consultant
relating to this agreement;
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2.3       The Consultant shall abide by all federal and
state laws and regulations concerning investor relations, stock promotions and public disclosure requirements
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2.4       The Consultant shall keep confidential all
materials and information obtained and derived as result of this agreement and this relationship with the Company
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Agreed Upon By:      Patrick M. Rost, PMR & Assoc
                     Dated:
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Agreed Upon By:      Eugene Chiaramonte, Auxer Group
                     Dated: